SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

Document Security Systems, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4) Date Filed:

DOCUMENT SECURITY SYSTEMS, INC.
FIRST FEDERAL PLAZA
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York November 11, 2004

     The annual meeting of the stockholders of Document Security Systems, Inc., will be held on Friday, December 17, 2004, at 12:30 p.m. at the office premises of Document Security Systems, Inc., First Federal Plaza, 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 for the purposes of:

1.	Electing six directors to hold office until the next annual meeting of shareholders;

2.	Considering and voting upon a proposal to adopt the Document Security Systems 2004 Employee Stock Option Plan;

3.	Considering and voting upon a proposal to adopt Document Security Systems 2004 Non-Executive Director Stock Option Plan; and

4.	Transacting such other business as may properly come before the meeting.

     Stockholders of record at the close of business on November 8, 2004, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Document Security Systems, Inc. First Federal Plaza, 28 East Main Street, Suite 1525, Rochester, New York 14614, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

     A copy of Document Security Systems Annual Report on Form 10-KSB for fiscal year ended December 31, 2003 accompanies this notice.

By Order of the Board of Directors
Patrick White
Chairman and Chief Executive Officer

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

DOCUMENT SECURITY SYSTEMS, INC
FIRST FEDERAL PLAZA
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 17, 2004

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

     This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on December 17, 2004 at 12:30 p.m. local time at First Federal Plaza, 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about November 17, 2004 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Document Security Systems, Inc., as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

     Stockholders who owned shares of common stock on November 8, 2004 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 10,926,818 shares of the Company*s common stock outstanding on November 8, 2004. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page eight (8) of this proxy statement.

What is the proxy card?

     The proxy card enables you to appoint Thomas Wicker, Secretary of the Company, and/or Patrick White, Chairman of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

     You are being asked to vote on the election of board of directors and on the adoption of two stock option plans – an employee stock option plan and a non-executive director stock option plan (collectively, the “Stock Option Plans.”

     We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

     Our board of directors unanimously recommends that the shareholders vote “for” the nominees for director and “for” the proposals to adopt the Stock Option Plans.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

     Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Stockholder of Record

     If on November 8, 2004 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

     If on November 8, 2004, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

     (1) You may vote by mail.

     You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

     as you instruct, and

     according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

     If you return a signed card, but do not provide voting instructions, your shares will be voted:

     for the six (6) nominees to the board, all of whom are presently serving on the board;

     to approve the adoption of the Stock Option Plans, and

     according to the best judgment of either Mr. Wicker or Mr. White if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

     (2)      You may vote in person at the annual meeting.

     We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

     You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

     You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

     sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date,

     signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

     Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

     If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

     You may vote “for,” “against,” or “abstain” on the election of directors or on adopting the proposed Stock Option Plans.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

     To hold the annual meeting and conduct business, a majority of the Company*s outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the annual meeting. This is called a quorum.

     Shares are counted as present at the annual meeting if the stockholder either:

     is present and votes in person at the annual meeting, or

     has properly submitted a proxy card.

How many votes are required to elect the nominated persons to the Board of Directors?

     The affirmative vote of a plurality of the votes cast as the meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

How many votes are required to adopt the proposed Stock Option Plans?

     The affirmative vote of a majority of the votes cast at the meeting of the shareholders by the holders of shares of Common Stock entitled to vote are required to adopt the Stock Option Plans.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

     An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the shareholders for their consideration.

v

What happens if I don*t indicate how to vote my proxy?

     If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for adoption of the proposed Stock Option Plans and “for” the nominees on the proxy card.

Is my vote kept confidential?

     Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

     We will announce preliminary voting results at the annual meeting and will also publish the final results in a report on Form 8-K, which will be filed following the meeting. We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system on the internet at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 697-7589 or by sending a letter to Cherie Mahon, Document Security Systems, Inc., First Federal Plaza, 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this proxy statement or how to execute your vote.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

DOCUMENT SECURITY SYSTEMS, INC.
FIRST FEDERAL PLAZA
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the office premises of Document Security Systems, Inc., First Federal Plaza, 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 on Friday, December 17, 2004, at 12:30 p.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about November 17, 2004.

REVOCABILITY OF PROXY

     Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

RECORD DATE

     Stockholders of record at the close of business on November 8, 2004, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Thomas Wicker and Patrick White, or either one of them who acts, will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2005 annual meeting of stockholders (or until successors are duly elected and qualified);

(2)	FOR the adoption of the Document Security Systems 2004 Employee Stock Option Plan;

(3)	FOR the adoption of the Document Security Systems 2004 Non-Executive Director Stock Option Plan; and

(4)	According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
AND CUMULATIVE VOTING RIGHTS

     As of November 8, 2004, there were 10,926,818 shares of common stock, par value $.02 per share, issued and outstanding, which constitute all of the outstanding capital stock of the Company.

     A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

     Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

     As of November 8, 2004, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the Common Stock, each having sole voting or dispositive power over such Common Stock, except as indicated in the footnotes hereto:

Name/Address	Common Shares Owned		% Common Shares Owned
Patrick White 58 Bosworth Field Mendon, New York 14506	801,000	(1)	7.4%

Thomas M. Wicker C/O Document Security Systems First Federal Plaza 28 East Main Street, Suite 1525 Rochester, NY 14614	1,000,000		9.2%

Vera Neuman 1102 53rd Street Brooklyn, New York 11219	1,000,000		7.4%

Robert B. Fagenson 535 E. 86th Street New York, New York 10028	1,000,000	(2)	9.2%

Martin Vegh 121 Joseph Avenue Staten Island, New York 10314	1,000,000		9.2%

Paul Packer 785 Addison Street Woodmere, New York 11598	587,500		5.4%

Carl R. Reynolds 2001 South Clinton Avenue Apt. 201A Rochester, New York 14618	598,500		5.5%

Charles M. LaLoggia 457 Park Avenue Rochester, New York 14607	1,586,610		14.6%

IDT Capital Ventures Corp. (2) 520 Broad St. Newark, NJ 07102	600,000	(3)	5.3	% (4)

___________

Except otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such persons.

(1)	Does not include the grant of 30,000 options to Mr. White pursuant to his employment agreement under the 2004 employee Stock Option Plan. The plan requires shareholder approval to become effective and is being submitted to shareholders at the Annual Meeting.

(2)	Does not include options to be granted to Mr. Fagenson under the Director Stock Option Plan. The plan requires shareholder approval to become effective and is being submitted to shareholders at the Annual Meeting.

(3)	IDT Capital Ventures Corp. is a subsidiary of IDT Corporation. Includes warrants to purchase 500,000 shares of Common Stock. Mr. Ira Greenstein an executive officer and director of IDT Corporation also serves as a director of Document Security Systems Inc. And disclaims beneficial ownership of the securities owned by IDT Corporation. Includes 500,000 shares which may be acquired upon the exercise of warrants.

(4)	Calculation based on 10,926,818 shares issued and outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

     As of November 8, 2004, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto):

Name/Address	Common Shares Owned		% Common Shares Owned
Patrick White 58 Bosworth Field Mendon, New York 14506 Officer and Director	801,000	(1)	7.4%

Thomas Wicker C/O Document Security Systems First Federal Plaza 28 East Main Street, Suite 1525 Rochester, NY 14614 Officer and Director	1,000,000		9.2%

Alan E. Harrison 185 Canterbury Road Rochester, NY 14607 Director	8,750	(2)	less than 1%

Timothy Ashman 6 Chadwell Circle Fairport, NY 14450 Director	5,100	(3)	less than 1%

Robert B. Fagenson 535 E. 86th Street New York, New York 10028	1,005,000	(4)	9.2%

Ira A. Greenstein c/o IDT Capital Ventures Corp. 520 Broad St. Newark, NJ 07102	5,000	(6)	less than 1%

All Executive Officers and Directors (-6- persons) as a Group	2,824,850	(1)(2)(3)(4)(5)	25.8%

____________

(1)	Does not include 30,000 options granted to Mr. White pursuant to the terms of his employment agreement. The options are to be granted under the 2004 Employee Stock Option Plan. The plan requires shareholder approval to become effective.

(2)	Includes 7,750 options granted to Mr. Harrison under the Non-Employee Director Option Plan. The plan requires shareholder approval to become effective.

(3)	Includes 5000 options granted to Mr. Ashman under the Non-Employee Director Option Plan. The plan requires shareholder approval to become effective.

(4)	Includes 5,000 options granted to Mr. Fagenson under the Non-Employee Director Option Plan. The plan requires shareholder approval to become effective.

(5)	Includes 5,000 options granted to Mr. Greenstein under the Non-Employee Director Option Plan. The plan requires shareholder approval to become effective. Does not include any securities owned by IDT Corporation of which Mr. Greenstein disclaims beneficial ownership.

PROPOSAL 1–ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

     The Company’s Bylaws currently specify that the number of Directors shall be three and no more than six persons, subject to amendment by the Board of Directors. The Company’s Board of Directors currently consists of six (6) persons. The Company’s Bylaws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

     The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”) and the class and expiration of his term as director.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL
THE NEXT ANNUAL MEETING

Name	Age	Positions

Patrick White	51	Chairman of the Board, President, CEO and Chief Financial Officer/Nominee
Thomas Wicker	43	Vice President and Director/Nominee
Alan E. Harrison	55	Director/Nominee
Timothy Ashman	62	Director/Nominee
Robert Fagenson	56	Nominee
Ira A. Greenstein	44	Nominee

     The principal occupation and business experience for each executive officer and director, for at least the past five years, follows:

     Patrick White was named President, Chairman and Chief Executive Officer and Chief Financial Officer of Document Security Systems, Inc., in August 2002. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank. During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation. Since 1990, he worked in the research and development of various document security technologies and began marketing security print products in 1994. He holds both a Bachelor of Science degree, in Accounting, and an MBA from Rochester Institute of Technology.

     Thomas M. Wicker joined our company as Vice President and Director in August 2002. He has worked as a document security scientist for over 20 years. Prior to joining us, he worked for the document security consulting firm, Thomas M. Wicker Enterprises. Currently Mr. Wicker serves as a Vice President and Chief Technology Officer of the Company, directing the technical operations behind our patented document security properties. Mr. Wicker has consulted for the Federal Bureau of Investigation, the Central Intelligence Agency, Moore Business Forms, American Bank Note Company and various other government and high-end corporate security printers.

     Alan E. Harrison was appointed to our Board of Directors in May 2003. For more than the past five years, Mr. Harrison has been the Digital Printing and Publishing Sales Specialist for IKON Office Solutions, Inc., in Rochester, New York. Mr. Harrison also serves on our Audit Committee.

     Timothy Ashman was appointed to our Board of Directors and its Audit Committee on January 5, 2004. Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in 2001. During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking. Mr. Ashman is a graduate of the University of Rochester, with a B.A. degree in Business Administration and is also a graduate of the Stonier School of Banking at Rutgers University. Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, P.C., a Rochester, NY firm which specializes in auditing school districts, municipalities, and foundations.

     Robert Fagenson is the Chairman and President of Fagenson & Company, a New York Stock Exchange member brokerage firm. Mr. Fagenson is also Vice Chairman of Van der Moolen Specialists USA, LLC, the fourth-largest New York Stock Exchange specialist firm. Mr. Fagenson formerly served as a Director and Vice Chairman of the New York Stock Exchange. Mr. Fagenson is currently the vice chairman of VDM Specialists, a member firm of the New York Stock Exchange. Mr. Fagenson also serves as a member of the Board of Directors for Rent-Way Inc. Mr. Fagenson was appointed to our Board of Directors in September 2004.

     Ira A. Greenstein is President and a Director of IDT Corporation (NYSE: IDT), a leading provider of wholesale and retail telecommunications services with annual revenues over $1.8 billion. IDT also enables computer users to place calls via the Internet to a regular telephone through its Net2Phone (NASDAQ: NTOP) subsidiary. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999 where he served as the chairman of the firm’s New York Office business department. Concurrent to his stint at Morrison & Foerster, Mr. Greenstein served as general counsel and secretary of Net2Phone from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996, From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Overseers of Touro College. Mr. Greenstein received a B.S. degree from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Members of our Board of Directors have not received compensation for attendance at board meetings and do not currently receive cash compensation in any form, except for reimbursement of travel expenses.. In order to attract and retain qualified persons to our board, in January 2004, we established, subject to shareholder approval, a stock option plan for our non-executive board members. The plan provides for the granting of five-year options, to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a board member and 5,000 shares each year thereafter while serving as a director. For joining the Board at a point partially within a year, the award is pro rated. See the proposal below to adopt the Non-Executive Director Plan.

Board of Director Committees

     During the fiscal year ended December 31, 2003, we did not have any Committees of the Board of Directors. We were not listed on the American Stock Exchange during the fiscal year ended December 31, 2003. On January 5, 2004, we established an Audit Committee and a Compensation Committee. The members of the committees were Tim Ashman and Alan Harrison, both of whom are independent directors as defined under Part 1, Section 121 of the American Stock Exchange Company Guide. On September 24, 2004 the Board of Directors was increased by two seats and Mr. Robert Fagenson and Mr. Ira Greenstein were appointed too fill the vacancies. Both Mr. Fagenson and Mr. Greenstein are independent directors as defined under Part 1, Section 121 of the American Stock Exchange Company Guide. The Board expects to reconfigure the members of each committee following the Annual Meeting.

Audit Committee

     Prior to the fiscal year ended December 31, 2003, the Company did not have an Audit Committee and our Board, as a whole, performed the functions of an audit committee. On January 5, 2004, the Board of Directors formed an Audit Committee comprised of our two independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide), Mr. Harrison and Mr. Ashman. Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 401 under Regulation S-B of the Securities Act of 1933. The Audit Committee’s Charter is annexed hereto under Appendix A.

Compensation and Management Resources Committee

     Prior to the fiscal year ended December 31, 2003, the Company did not have a Compensation Committee. On September 24, 2004, the Board of Directors formed a Compensation and Management Resources Committee, members of which consist of Mr. Ashman and Mr. Harrison, both of whom are independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Compensation Committee. As of the date of this proxy the Compensation Committee has held one (1) meeting during the fiscal year 2004.

Nominating and Corporate Governance Committee

     Prior to the fiscal year ended December 31, 2003, the Company did not have a Compensation Committee. We also formed a Nominating and Corporate Governance Committee of the Board of Directors on September 24, 2004, consisting of Mr. Patrick White and Mr. Timothy Ashman and Mr. Robert Fagenson, of whom, Mr. Timothy Ashman and Mr. Fagenson are independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Ashman serves as Chairman of the Nominating Committee. A Charter has been adopted by the Committee and is annexed hereto as Appendix B.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2003.

Code of Ethics

     On January 5, 2004, our Board of Directors adopted a Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer. Our Code of Ethics was included as an Exhibit to our Report on Form 8-K filed on January 9, 2004 and is attached hereto as Appendix F.

DIRECTOR NOMINATIONS

     The Nominating Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating Committee’s Charter is annexed as Appendix B to this Proxy. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included as Appendix C to this Proxy Statement. The Committee is willing to consider candidates recommended by stockholders pursuant to the policies. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individuals ethics, integrity and values which the candidate may bring to the Board of Directors. Any security holder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc. Nominating and Corporate Governance Committee at 28 East Main Street, Suite 1525 Rochester, New York 14614, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior the first Tuesday in April; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

     The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Patrick White, Chairman of the Board, Document Security Systems, Inc, First Federal Plaza, 28 East Main Street, Suite 1525 Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

     No current member of the Compensation and Management Resources Committee is now an officer or an employee of the Company or any of its subsidiaries.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

     The Audit Committee is composed of two independent directors as defined by the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004.

     We have reviewed and discussed with management the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2003, as well as the quarterly unaudited financial statements.

     We have reviewed and discussed with management and the independent public accountants the quality and the acceptability of the Company’s financial reporting and internal controls.

     We have discussed with the independent public accountants the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     We have discussed with management and the independent public accountants such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

     We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with the independent public accountants their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent public accountants.

     Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, be filed with the Securities and Exchange Commission.

Timothy Ashman, Audit Committee Chairman

Alan E. Harrison

EXECUTIVE OFFICERS

     The persons who are serving as executive officers of the Company as of November 8, 2004 are Patrick White, President and Chief Executive Officer; Thomas Wicker, Vice President of Technology and Secretary.

EXECUTIVE AND MANAGEMENT COMPENSATION

     The following table reflects compensation paid or payable for fiscal years 2003 and 2002 with respect to the Company’s chief executive officer and each of the four other most highly compensated executive officers whose fiscal 2003 salaries and bonuses combined exceeded $100,000 in each instance.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			AWARDS	PAYOUTS

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options/LTIP SARs Payout	All Other Compensation
Patrick White, President and Chief Executive Officer(1)	2003	$75,000	0	0	0	0	0
	2002	$31,250	0	0	0	0	0

(1) Mr. White’s employment commenced on August 1, 2002

     The prior Chief Executive Officer who served prior to Mr. White is no longer with the Company. No other executive officer has compensation equal to or in excess of $100,000.

EMPLOYMENT AGREEMENTS

     Patrick White

     Effective June 10, 2004, we entered into a new employment agreement with Patrick White, who serves as our Chairman, Chief Executive Officer, President and interim Chief Financial Officer. The agreement was negotiated and approved by the Compensation Committee of the Board of Directors. The agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of 10% per year. Under the agreement, Mr. White also was granted 30,000 options which vest at the rate of 10,000 immediately and thereafter 10,000 per year. The options have been granted subject to shareholder approval of the 2004 Employee Stock Option Plan. In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary. The agreement also provides for non-competition and non disclosure by Mr. White in favor of the Company. A change of control is defined as (i) the Board of Directors of the Company approves of (A) any merger, consolidation, reorganization or other business combination of Company where the pre transaction shareholders of the Company do not continue to own 50.1% of the post transaction outstanding shares of Common Stock having the right to vote in an election of Company’s Board of Directors, (B) the sale, exchange, transfer or other disposition of all or substantially all of the assets of Company (in one transaction or a series of transactions contemplated by any party as a single plan), or (C) any plan or proposal for the liquidation or dissolution of Company; or (ii) any person or entity, together with all “affiliates” and “associates” (as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”)) of such person or entity, shall become the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Company representing 50.1% or more of either (A) the combined voting power of Company’s then outstanding securities having the right to vote in an election of Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding shares of all classes of stock of Company.

     Thomas M. Wicker

     During fiscal year ended December 31, 2003 Mr. Wicker’s previous employment agreement, provided for a base annual salary of $63,000 and was subject to an automatic two-year extension upon mutual agreement. Mr. Wicker’s duties included serving as an officer and as a member of our Board of Directors. He presently serves as Vice President and Chief Technology Officer. Under the agreement, all future proprietary intellectual property or technology developed by Thomas Wicker during the term of his employment shall be deemed to be developed by him, for us, on a work-for-hire basis, and all right, title and interest in such intellectual property and technology shall be our sole and exclusive property. Mr. Thomas Wicker also agreed to restrictive covenant and non-competition provisions which prevents him from working for or providing services to any competing entity for a two-year period following termination of his employment. As part of the initial employment agreement, Mr. Wicker assigned to us all of his rights in certain patents, trade secrets and intellectual property.

     On June 11, 2004, we entered into a new employment agreement with Mr. Wicker. The new agreement was negotiated and approved by the Compensation Committee of the Board of Directors. The agreement is for a term of 3 years, with an annual base salary of $72,500, with automatic increases at the rate of 10% per year. Under the agreement, Mr. Wicker is eligible to receive a cash bonus at the end of each year, conditioned on the financial performance of the Company and the discretion of the Compensation Committee or the Board of Directors. In addition, Mr. Wicker will be eligible to participate in the Company’s 2004 Employee Stock Option Plan (to be approved by shareholders).

          ––––––––––––––––

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     On August 1, 2002, we acquired all of the corporate stock of Lester Levin, Inc. d/b/a Patrick Printing from Patrick White. The consideration for the acquisition was 750,000 shares of our common stock valued at $0.14 per share, which approximated the market value at the date of issuance, or a total of $105,000. The shares that we issued are subject to transferability restrictions. As part of the acquisition, we assumed debts of Lester Levin, Inc. of approximately $325,000.

     Also on August 1, 2002, we acquired all of the corporate stock of Thomas M. Wicker Enterprises, Inc. from Thomas M. Wicker. We also acquired all document security patents previously owned by Thomas M. Wicker Enterprises, Inc. The consideration for the acquisition was 1,000,000 shares of our common stock valued at $0.14 per share, which approximated the market value at the date of issuance, or a total of $140,000 plus $5,000 closing costs. The shares issued by us are subject to transferability restrictions.

     On November 1, 2002, we acquired all of the outstanding corporate stock of Document Security Consultants, Inc. from David Wicker, Thomas Wicker and others and in a related transaction, 51% of the outstanding stock of Imperial Encryption, Inc. The consideration for the acquisitions was 125,000 shares of our common stock, valued at $0.14 per share, which approximated the market value at the date of issuance, or a total of $17,500 and cash of $62,950. The shares issued by us are subject to transferability restrictions. In connection with the acquisition, the selling shareholders assigned to us their rights to certain technology and trade secrets and grants, licenses and sub-licenses to such technologies.

     Patrick White and Thomas Wicker entered into employment agreements with us, the terms of which are described above under Executive Compensation, Employment Agreements.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

     The aggregate fees billed for professional services rendered by our principal accountant, Michael F. Cronin, CPA, for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the years ended December 31, 2003 and 2002 were $10,285 and $10,000, respectively.

Audit Related Fees

     The aggregate fees billed for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements, other than those previously reported in this Item 14, for the years ended December 31, 2003 and 2002 were $-0- and $-0-, respectively.

Tax Fees

     The aggregate fees billed for professional services rendered by our principal accountant, Michael F. Cronin, CPA, for tax compliance, tax advice and tax planning for the years ended December 31, 2003 and 2002 were $-0- and $-0-, respectively.

All Other Fees

     The aggregate fees billed for products and services provided by our principal accountant, Michael F. Cronin, CPA, other than those previously reported in this Item 14, for the years ended December 31, 2003 and 2002 were $-0- and $-0-, respectively.

Audit Committee

     Our board of directors, which functioned as our Audit Committee until January 5, 2004, as was its policy, approved, in advance, all work performed by our principal accountant, Michael F. Cronin, CPA.

PROPOSAL 2–- DOCUMENT SECURITY SYSTEMS 2004 STOCK OPTION PLAN

     We are asking for your approval of the Document Security Systems 2004 Employee Stock Option Plan (the “2004 Plan”). The Company’s Board of Directors adopted the 2004 Plan on January 5, 2004 and directed that it be submitted to stockholders for approval. Approval of the 2004 Plan will enable the Company to provide key employees with stock options, an incentive directly linked to increases in stockholder value, and will help the Company attract and retain key employees. Approval will also ensure that one of the conditions necessary to securing tax deduction for compensation paid under the 2004 Plan is met. Section 162(m) of the Code imposes a limit on the tax deductibility by a company of compensation in excess of $1,000,000 in any year paid to a person whose compensation is required to be disclosed in the Summary Compensation Table. The limit does not apply to performance-based compensation, such as compensation received from the exercise of stock options, if certain conditions, including stockholder approval, are met.

     Certain key provisions of the 2004 Plan are summarized below. The full text of the plan appears in Appendix D to this proxy statement.

SUMMARY DESCRIPTION OF THE 2004 PLAN

     Eligibility. Officers and key employees of the Company or any of its subsidiaries are eligible for grants under the 2004 Plan. The Company and its subsidiaries currently have a total of 16 full time employees and 4 independent consultants.

     Authorized Shares. The 2004 Plan authorizes up to 200,000 shares of Company Stock, $.02 par value, for grants of stock options to all of the Company’s employees, including executive officers. The Common Stock shares may be newly issued shares or treasury shares or both. The number of shares authorized may be adjusted for stock dividend, stock splits, reorganizations, mergers and similar events. Shares subject to stock options that are forfeited or terminated will be available for grants of other options.

     Administration. The Plan shall be administered by the Compensation Committee of the Board, and be composed of not less than two (2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The proceeds of the sale of Common Stock received by the Company upon the exercise of options granted under the 2004 Plan will constitute general funds of the Company and may be used by it for any purpose.

     Grants. Under the terms of the 2004 Plan, eligible employees may receive stock options. The stock options may be either non-qualified stock options or incentive stock options.

     As the Administrator of the 2004 Plan, the Compensation Committee has the authority to establish the terms and conditions of the options, subject to certain limitations set forth in the 2004 Plan. Under the terms of the 2004 Plan, the exercise price of an option (whether an incentive stock or a non-qualified stock option) cannot be less than 100% of the fair market value of the stock subject to the option on the grant date and the term of the option cannot exceed ten years. Options granted under the 2004 Plan are not transferable except by the laws of descent and distribution, except that non-qualified stock options may be transferred without consideration to certain members of the participant’s family, a trust for the benefit of the participant and/or certain family members and certain family partnerships or companies. Incentive stock options must also meet the requirements of the Code.

     Change of Control. Upon a change of control of the Company (as defined in the 2004 Plan) any non-qualified stock options and incentive stock options that are not then exercisable will become fully exercisable.

     U.S. Federal Tax Consequences of Stock Options. A participant in the 2004 Plan does not realize taxable income upon the grant of a non-qualified stock option, and no tax deduction is available to the Company at grant. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. The participant will realize capital gain or loss upon disposition of the shares.

     A 2004 Plan participant does not realize taxable income, and no tax deduction is available to the Company, upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the “holding period”), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and the Company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition.

     The Company believes that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Internal Revenue Code.

     2004 Plan Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option. These participants may direct the Company to withhold shares to be issued on an option exercise or stock award to satisfy their minimum required withholding obligation.

     Amendments. The Company’s Board of Directors may amend from time to time or terminate the 2004 Plan. No amendment or termination, however, may change the terms and conditions of any existing stock option without the participant’s consent. In addition, no amendment is permitted without stockholder approval which would:

     * Increase the number of shares available under the 2004 Plan or the number of shares that may be granted to any individual participant;

     * Increase the amount or type of benefits that may be granted under the 2004 Plan; or

     * Modify the eligibility requirements.

Additional Information/New Plan Benefits

     The grant of options under the 2004 Plan is subject to the discretion of the Board of Directors of the Company, or if so designated by a resolution of the of the Board, by a committee selected by the Board. As of the date of this Proxy Statement, there has been no determination by the Board or a committee selected by the Board with respect to future awards under the 2004 Plan. Accordingly, future awards are not determinable.

     On November 8, 2004 the closing price on the American Stock Exchange of the Company’s Common Stock was $5.94.

New Plan Benefits

Set forth below is a summary of the awards to be received by certain officers under the 2004 Employee Stock Option Plan. The options are subject to the terms of the 2004 Plan as described above

                    2004 Employee Stock Option Plan

Name and Position	Exercise Price	Number of Options

Patrick White	$7.25 per share	30,000 (1)

Non Executive Officer Group	$6.00	60,000 (2)

(1) Pursuant to the terms of the Employment Agreement entered into by us with Patrick White, our Chief Executive Officer, Mr. White was granted 30,000 options with an exercise price equal to the closing price of our Common Stock on June 10, 2004. The options

(2) On September 24, 2004, the Compensation Committee also approved the issuance of an aggregate of 60,000 options to other non-executive officers with an exercise price of $6.00 per share. The options vest in increments of 10,000 per year and have an exercise term of five years.

Vote Required for Approval

     The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the 2004 Plan. If stockholders do not approve the 2004 Plan, grants will not be made under that plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
COMPANY’s 2004 PLAN AS DESCRIBED ABOVE.

PROPOSAL 3–DOCUMENT SECURITY SYSTEMS 2004 NON-EXECUTIVE
DIRECTOR STOCK OPTION PLAN

     We are asking for your approval of the Document Security Systems 2004 Non-Executive Director Stock Option Plan (the “2004 Non-Executive Director Plan”). The Company’s Board of Directors adopted the 2004 Director Plan on January 5, 2004 and directed that it be submitted to stockholders for approval. Approval of the 2004 Director Plan will enable the Company to provide non-executive directors and advisors with stock options, to help the Company attract and retain key non-executive directors and advisors. Approval will also ensure that one of the conditions necessary to securing tax deduction for compensation paid under the 2004 Non-Executive Director Plan is met. Section 162(m) of the Code imposes a limit on the tax deductibility by a company of compensation in excess of $1,000,000 in any year paid to a person whose compensation is required to be disclosed in the Summary Compensation Table. The limit does not apply to performance-based compensation, such as compensation received from the exercise of stock options, if certain conditions, including stockholder approval, are met.

     Certain key provisions of the 2004 Non-Executive Director Plan are summarized below. The full text of the plan appears in Appendix E to this proxy statement.

SUMMARY DESCRIPTION OF THE 2004 NON-EXECUTIVE DIRECTOR PLAN

     Eligibility. Options shall be granted only to (a) Non-Executive Directors serving on the Board of Directors of the Company and (b) Advisors serving on the Advisory Boards of the Company. Non-Executive Directors shall not be entitled to receive Options for serving as Advisors on Advisory Boards of the Company. We currently have 4 non-employee Directors who would be eligible for options under the Non-Executive Director Plan.

     Authorized Shares. The 2004 Non-Executive Director Plan authorizes up to 100,000 shares of Company Stock for grants of stock options to the non-executive directors and advisors to the company. The Common Stock subject to the 2004 Non-Executive Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. The number of shares authorized may be adjusted for stock dividend, stock splits, reorganizations, mergers and similar events. Shares subject to stock options that are forfeited or terminated will be available for grants of other options.

     Administration. (a) The 2004 Non-Executive Director Plan shall be administered by a committee of the Board of Directors of the Company which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the 2004 Non-Executive Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

     (b) Grant of options under the 2004 Non-Executive Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the 2004 Non-Executive Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the 2004 Non-Executive Director Plan. A majority of the Committee’s members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

     Grants. 1. Grants to Outside Directors. Under the terms of the 2004 Non-Executive Director Plan, an option to purchase(a) 5,000 shares of our common stock shall be granted to each non-executive director upon joining the Board of Directors (upon approval of the plan if the director joined prior to its adoption date) and (b) 5,000 shares of our Common Stock shall be granted to each non-executive director thereafter on January 2nd of each year; provided that any non-executive director, who has not served as a director for an entire year prior to January 2nd of each year then such non-employee director shall receive a pro rata number of options based on the time the director has served in such capacity during the previous year. In addition, the grant of options otherwise in accordance with the 2004 Non-Executive Director Plan to Directors serving on the Board prior to January 2, 2004 was approved.

     2. Grants to Advisors. Commencing on January 5, 2004, an Option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each member of an Advisory Board on January 2nd of each year thereafter provided such individual has continually served as an Advisor for the 12 month period immediately preceding the date of the grant.

     As the Administrator of the 2004 Non-Executive Director Plan, the Board of Directors of the Company, or if so designated by resolution of the Board, by a committee selected by the Board has the authority to establish the terms and conditions of the options, subject to certain limitations set forth in the 2004 Non-Executive Director Plan. Under the terms of the 2004 Non-Executive Director Plan, the exercise price of an option (as a non-qualified stock option) cannot be less than 100% of the fair market value of the stock subject to the option on the grant date and the term of the option cannot exceed ten years. Options granted under the 2004 Non-Executive Director Plan are not transferable except by the laws of descent and distribution, except that non-qualified stock options may be transferred without consideration to certain members of the participant’s family, a trust for the benefit of the participant and/or certain family members and certain family partnerships or companies.

     Options granted under the 2004 Non-Executive Director Plan are not qualified for incentive stock options treatment.

     Change of Control. Upon a change of control of the Company (as defined in the 2004 Non-Executive Director Plan) any non-qualified stock options that are not then exercisable will become fully exercisable.

     U.S. Federal Tax Consequences of Stock Options. A participant in the 2004 Non-Executive Director Plan does not realize taxable income upon the grant of a non-qualified stock option, and no tax deduction is available to the Company at grant. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. The participant will realize capital gain or loss upon disposition of the shares.

     The Company believes that compensation received by participants on the exercise of non-qualified options will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Internal Revenue Code.

     2004 Non-Executive Director Plan Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option. These participants may direct the Company to withhold shares to be issued on an option exercise or stock award to satisfy their minimum required withholding obligation.

     Amendments. The Company’s Board of Directors may amend from time to time or terminate the 2004 Non-Executive Director Plan. No amendment or termination, however, may change the terms and conditions of any existing stock option without the participant’s consent. In addition, no amendment is permitted without stockholder approval which would:

*	Increase the number of shares available under the 2004 Non-Executive Director Plan or the number of shares that may be granted to any individual participant;

*	Increase the amount or type of benefits that may be granted under the 2004 Non-Executive Director Plan; or

*	Modify the eligibility requirements.

Additional Information/New Plan Benefits

     The grant of options under the 2004 Non-Executive Director Plan is not subject to the discretion of the Board of Directors of the Company, or if so designated by resolution of the Board, by a committee selected by the Board.

     On November 8, 2004 the closing price on the American Stock Exchange of the Company’s Common Stock was $5.94 per share.

New Plan Benefits

Set forth below is a summary of the awards to be received by certain officers under the 2004 Non-Executive Director Stock Option Plan. The options are subject to the terms of the 2004 Plan as described above.

2004 Non-Executive Director Stock Option Plan

Name and Position	Exercise Price (2)	Number of Options

Alan Harrison (1)	$2.20	5,000

Alan Harrison (1)	$4.35	3,750

Tim Ashman	$4.35	5,000

Robert Fagenson	$6.00	5,000

Ira Greenstein	$6.00	5,000

(1) Mr Harrison received two grants of options under the 2004 Non Executive Stock Option Plan as a result of his joining the Board in May 2003 which was prior to the date the Board approved the plan.

(2) All exercise prices are based, in accordance with the plan terms, on the closing price of our Common Stock on the date of grant.

Vote Required to Approve 2004 Non Executive Stock Option Plan

     The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the 2004 Plan. If stockholders do not approve the 2004 Plan, grants will not be made under that plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
COMPANY’s 2004 NON-EXECUTIVE DIRECTOR PLAN AS DESCRIBED ABOVE.

ANNUAL REPORT

     The Annual Report of the Company for fiscal 2003 year ended December 31 on a Form 10-KSB, as amended accompanies this Notice of Annual Meeting and Proxy Statement.

FUTURE PROPOSALS OF SECURITY HOLDERS

     All proposals of security holders intended to be presented at the 2005 annual meeting of stockholders must be received by the Company not later than 120 days prior to the anticipated date of the 2005 annual meeting base upon this years meeting date, or a reasonable time before the meeting in the event that the 2005 meeting is moved to a different date more than 30 days from this year’s meeting. We will provide notice in one of Reports on Form 10QSb of the anticipated date of next year’s meeting.

     Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal. In addition, under the SEC’s proxy rules, if a stockholder wishes to bring a proposal before the annual meeting of stockholders outside of the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 120 days before the anniversary date of the day that proxy materials were first mailed for the prior year’s annual meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by the Company’s designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2005 annual meeting of stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company’s proxies on such matter must give written notice to the Secretary of the Company on or before August 17, 2005.

HOUSE HOLDING OF MATERIALS

     In some instances, only one copy of this proxy is being delivered to multiple stockholders, sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (877) 276-0293, or send a written request to Investor Relations, Document Security Systems, Inc., First Federal Plaza, 28 East Main Street, Suite 1525, Rochester, New York 14614. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

     Stockholders are urged to mark, sign and send in their proxies without delay.

     A COPY OF THE COMPANY’s ANNUAL REPORT ON FORM 10-K FOR FISCAL 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., FIRST FEDERAL PLAZA, 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors
Patrick White
Chairman and Chief Executive Officer

Rochester, New York
November 11, 2004

APPENDIX A

DOCUMENT SECURITY SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

ADOPTED AS OF January 5, 2004

Organization

There shall be a committee of the board of directors (the “Board”) of Document Security Systems, Inc. (the “Company”) to be known as the audit committee (the “Audit Committee”), the purpose of which shall be to oversee the accounting and financial reporting processes of the corporation and audits of the financial statements of the corporation. The Audit Committee shall at all times be composed of the at least the minimum number of directors as may be required by the Securities and Exchange Commission (“Commission”) and the principal exchange or over the counter market upon which the Company’s securities are listed for trading. Each director serving on the Audit Committee shall also be independent of the management of the Company and are free of any relationship that, in the opinion of the Board and in accordance with any applicable rules and regulations of the Securities and Exchange Commission (the “Commission”) and the principal exchange or over the counter market upon which the corporation’s securities are listed for trading, would interfere with their exercise of independent judgment as Audit Committee members.

Audit Committee Financial Expert

The Audit Committee shall include such number of persons, but no fewer than one, who qualify as audit committee financial experts in accordance with any applicable rules and regulations of the Commission and the principal exchange or over the counter market upon which the Company’s securities are listed for trading. The determination of which members, if any, qualify as audit committee financial experts shall be made by the Board in accordance with any applicable rules and regulations of the Commission and the principal exchange or over the counter market upon which the Company’s securities are listed for trading. In addition, all members of the Audit Committee shall have a working familiarity with basic finance and accounting practices.

Meetings

The Audit Committee shall meet as required throughout the fiscal year, but no less than four times. The Audit Committee shall meet with the independent auditors and management quarterly to review the Company’s financial statements and Reports on Form 10Q and Form 10K to be filed with the Commission and shall meet independently at least once with the Company’s independent auditors to review the policies and procedures related to the Company’s financial reporting, accounting methods and internal controls.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent auditors, and the financial management of the Company. The Audit Committee shall fulfill these responsibilities by: (a) reviewing and monitoring the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public; (b) reviewing the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) reviewing and monitoring the Company’s internal auditing, accounting and financial reporting processes generally; and (d) overseeing the independent auditor’s qualifications and independence.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Audit Committee will:

     Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such registered public accounting firm will report directly to the Audit Committee.

     Establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors.

     Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     Review with the independent auditors and the Company’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review company policy statements.

     Review and discuss with the independent auditor (and separately with management) the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. This review shall include:

The adequacy of the Company’s internal controls and the fullness and accuracy of the Company’s financial statements;
Whether there have been (and if so, the nature of) any audit problems or difficulties and any related responses by management;

Confirmation that management is not placing any restrictions on the scope of the independent auditors’ work or their access to information;

Any significant disagreements with management and management’s response;
Inquiry as to any accounting adjustments noted or proposed by the independent auditors but “passed” (as immaterial or otherwise) and any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues raised in connection with the Company’s audit; and

Discussion of any “management” or “internal control” letters issued or proposed to be issued by the independent auditors to the Company, as well any other material written communications between the independent auditors and management.

     Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1.

     Review the financial statements contained in the annual and quarterly reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

     Review the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles and approve significant changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

     Review and discuss periodic reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     Discuss with management (on a pre-issuance basis) (a) the Company’s earnings press releases, financial information and earnings guidance provided to analysts and rating agencies; and (b) significant financial reporting or other matters to be disclosed in any Commission filings, such as a change in accounting principles or extraordinary and non-recurring items and transactions.

     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives.

     Review and evaluate the Company’s policies and practices with respect to risk assessment and risk management, including the Company’s major financial risk exposures and litigation and insurance management processes and review steps taken by management to monitor and control such exposures.

     Review accounting and financial human resources and succession planning within the Company.

     Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

     Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

     Establish, review and update periodically a Code of Ethics compliant with Commission regulations and applicable to all employees, including the Company’s principal executive officer, senior financial officers and directors; ensure that management has established a system to enforce this Code; and review management’s monitoring of compliance with the Company’s Code of Ethics, including the Code of Ethics applicable to the Company’s Chief Executive and Chief Financial Officer. Determine whether to grant any waivers of or approve any other deviations from the Company’s Code of Ethics.

     Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (“Required Response to Audit Discoveries”) has not been implicated.

     Evaluate, approve, and monitor on an ongoing basis any related party transactions.

     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Conduct an annual self-evaluation to assess the Audit Committee’s effectiveness.

     Prepare the reports required by the rules of the Commission which are required to be in the Company’s annual proxy statement and other reports filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the Commission.

     Have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

     Will be provided with appropriate funding, as determined by the audit committee, in its capacity as a committee of the board of directors, for payment of compensation:

1.	To any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the corporation; and

2.	To independent counsel or other advisers employed by the audit committee.

APPENDIX B

DOCUMENT SECURITY SYSTEMS, INC.

Nominating and Corporate Governance Committee

I.   PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of DOCUMENT SECURITY SYSTEMS, INC. (the “Company”) is to assist the Board in fulfilling its responsibility to oversee appropriate and effective governance of the Company. The Committee’s responsibilities include the identification and recommendation of qualified candidates for election to the Board; the development and recommendation of appropriate corporate governance principles for the Company; and recommendations regarding proposals, including Board nominations, submitted by shareholders of the Company.

II.   COMMITTEE MEMBERSHIP

The Committee’s composition and qualifications shall meet the requirements of the rules of the American Stock Market (or the rules of the principle exchange or Nasdaq Stock Market as may be applicable from time to time), as well as any laws and regulations applicable to Nominating/Corporate Governance Committees. The Committee shall consist solely of two or more members of the Board, at least two of whom shall be independent directors as defined by the rules of the American Stock Exchange. Members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.   COMMITTEE STRUCTURE AND OPERATIONS

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet in person or telephonically at least two times per year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.   COMMITTEE DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee:

The Committee shall determine, from time to time as appropriate, the criteria for qualification and selection of directors for election to the Board, and shall identify and evaluate prospective candidates.

The Committee shall also assist the Board in developing a strategy to attract and retain qualified members for the Board.

The Committee shall recommend to the Board the slate of nominees of Directors to be elected by the shareholders and any nominee proposed to be elected by the Board to fill a vacancy.

The Committee shall recommend to the Board the directors to be selected for membership on board committees.

The Committee shall develop and make recommendations to the Board for approval standards and processes for determining the independence of Board members that meet the requirements that may be adopted, from time to time, by the American Stock Exchange and applicable laws and regulations. In addition, in accordance with such processes and using such standards, the Committee shall conduct a preliminary review of the independence of each Director and provide its findings and make appropriate recommendations to the Board.

The Committee shall develop and oversee the operation of an orientation program for new directors and determine whether and what form of continuing education for Directors is appropriate.

The Committee shall develop, and make recommendations to the Board, written corporate governance principles, including all subjects required to be addressed by the rules of the American Stock Exchange, any applicable law or regulation and any other matters deemed appropriate by the Committee, as well as changes or amendments to the Company’s Code of Ethics.

The Committee shall periodically review the adequacy and appropriateness of the Company’s corporate governance principles (including, without limitation the Code of Ethics) and make recommendations to the Board concerning any amendments to those principles.

The Committee shall meet at least once every quarter with the Chief Governance Officer (or if no person is so designated, with the Chief Executive Officer and/or Chief Financial Officer) of the Company to review the implementation of the Company’s governance principles. The Chief Governance Officer shall report any material breach of the governance principles directly to the Committee and make recommendations, where appropriate, on amendments to the governance principles. The Committee shall review material breaches of the governance principles and recommend to the Board appropriate action in response to such breaches.

From time to time, the Committee shall make such recommendations to the Board regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board.

At least once every three years review and make recommendations to the Board regarding the components and amount of Board compensation

The Committee shall recommend to the Board the election of the Chairman of the Board (and, if such office is not also held by the Chairman of the Board, the CEO).

The Committee shall review the CEO’s recommendations regarding the election of corporate Vice Presidents of the Company and the heads of the Company’s significant business units and make recommendations to the Board regarding such election.

The Committee shall review and make recommendations on shareholder proposals to the Board.

The Committee shall establish such processes and guidelines as the Committee shall deem appropriate for review and approval of charitable donations by the Company or any foundation controlled by the Company to organizations or entities of which any members of the Board are also members of the board or other governing body or officers.Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Committee’s purpose.

V.   COMMITTEE REPORTS

The Committee shall produce the following reports and provide them to the Board:

An Annual Report of the Committee to the Board which shall include, among other things, an annual performance evaluation of the Committee’s work, including an evaluation of whether the Committee has performed its duties and met its responsibilities as required by this Charter. As part of the performance evaluation, the Committee shall also consider and recommend to the Board any improvements to the Charter deemed appropriate by the Committee. A summary of the matters discussed, material reviewed and actions taken at each Committee meeting, which shall be presented to the Board at its next meeting.

VI.   RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and shall have the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

APPENDIX C

DOCUMENT SECURITY SYSTEMS, INC.

Nominating and Corporate Governance CommitteePolicy

With Regard to
Consideration of
Candidates Recommended for
Election to the Board of Directors

     Document Security Systems, Inc. (“DSS” or “the Company”) Nominating and Corporate Governance Committee (“the Committee”) shall consider candidates for election to DSS’s Board of Directors, whether recommended by existing directors, management, security holders or otherwise, in accordance with the following criteria:

General Criteria:

1	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

2	Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of the Company and should be willing and able to contribute positively to DSS’s decision-making process.

3	Nominees should have a commitment to understand the Company and its industries and to regularly attend and participate in meetings of the Board and its committees.

4	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

6.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

7.	The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources.

Back to Contents

Application of Criteria to Existing Directors:

The renomination of existing directors shall not be viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee thereof.

Criteria for Composition of the Board:

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Procedure to be Followed by Security Holders in Submitting Director Candidate Recommendations:

Any security holder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc. Nominating and Corporate Governance Committee at 36 Main Street West, Rochester, New York 14614, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior the first Tuesday in May; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the General Criteria for consideration as a candidate referred to above.

Additional Criteria for Notice of Stockholder Nominees:

In accordance with DSS’s By-Laws, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days from the first Tuesday in May; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected.

Procedure Criteria for Nominees by Existing Members and Management.

Under the DSS bylaws, the Board has the power to fill vacancies on the Board of Directors without shareholder approval. Existing members of the Board of Directors and management may recommend to the Board of Directors persons to serve on the Board, and such persons shall satisfy the general criteria set forth above for Board membership. The recommendation shall be submitted by the existing director and/or management to the Nominating Committee, which shall review the recommendation and provide a report or recommendation to the entire Board on whether the candidate recommended should be appointed to the Board by the filling of an existing vacancy or creation of a vacancy by enlarging the Board or nominated for shareholder approval at the next meeting of shareholders at which the election of directors will be considered.

APPENDIX D

DOCUMENT SECURITY SYSTEMS, INC.
2004 EMPLOYEE STOCK OPTION PLAN

     1. Purpose. The purpose of the 2004 Employee Stock Option Plan (the “2004 Plan”) is to advance the interests of DOCUMENTS SECURITY SYSTEMS, INC., a New York corporation (the “Company”), by strengthening the Company’s ability to attract and retain in its employ or as consultants people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

     Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company’s common stock, $.02 par value (the “Common Stock”) upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Internal Revenue Code as amended from time to time and the rules and regulations of the Internal Revenue Service (“ISO’s”) or options which will not so qualify (“Non-ISO’s”). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISO’s and Non-ISO’s.

     2. Amount and Source of Stock. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 200,000 shares of Common Stock, $.02 par value, of the Company (the “Shares”), subject to adjustment as provided in Paragraph 11. Such Shares may be reserved or made available from the Company’s authorized and unissued Shares or from Shares reacquired and held in the Company’s treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full, for any reason, including, without limitation, an option exchange pursuant to Paragraph 13 hereof, or in the event any Shares issued upon the exercise of an option granted hereunder shall be reacquired by the Company as provided in Paragraph 14 hereof, then the Share’s subject to the option so exercised or the Shares so reacquired shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

     3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the “Board”), or if so designated by resolution of the Board, by a committee selected by the Board (the “Committee”), and to be composed of not less than two (2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

     The Board or, if so designated, the Committee, shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options may be granted under the Plan, to determine whether each option will be an ISO or Non-ISO, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Board or, if so designated, the Committee, shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options granted under the Plan, (ii) expands the class of individuals eligible to receive options under the Plan, (iii) increases the period during which options may be granted or the permissible term of options under the Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board or, if so designated, the Committee, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under any option. The date of which the Board or, if so designated, the Committee adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the “Date of Grant”); provided, however, that if the grant of an option is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board or, if so designated, the Committee, shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

     4. (a) Eligibility. Employees of the Company or subsidiaries of the Company, and independent consultants as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to: (i) any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 425(d) of the Internal Revenue Code of 1954, as amended (the “Code”), securities of the Company possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a “Ten Percent Shareholder”), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a) or (ii) to consultants. For purposes of the Plan, an “Employee” shall include officers and full and part time employees of the Company or any subsidiary of the Company and consultants; provided, however, that options which are designated ISOs shall only be issued to employees eligible to receive such options under the Code. Furthermore, for purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Board or, if so designated, the Committee shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, whether an option shall be an ISO or a Non-ISO, and the exercise price, terms and conditions of any options to be granted hereunder.

     (b) Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422A of the Code.

     5. (a) Option Price; Maximum Grant. The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board or, if so designated, the Committee, in good faith. The Board, of if so designated, the Committee, shall consider the closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc. or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISO’s, granted hereunder shall be determined by the Board, which determination shall be made in the Board’s sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.

     (b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000. The Board, or Committee, may adopt a vesting schedule as it may determine in connection with any option granted under the Plan; provided, however, in no event shall an option designated an ISO vest more than $l00,000 in any one year, determined at the time of grant.

     6. (a) Term of Option. Subject to the provisions of the Plan, the Board, or if so designated, the Committee, shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 8 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

     (b) The grant of options by the Board or, if so designated, the Committee shall be effective as of the date on which the Board or, if so designated, the Committee, shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement with the Company which shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

     7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) delivery to the Company of such number of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise that is equal to the aggregate option exercise price and which Common Stock shall be valued at Fair Market Value on the date of exercise; (iii) recourse notes; or (iv) a combination of these methods of payment. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

     8. Stock Appreciation Rights and Other Option Provisions. The form of option authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine. Without limiting the foregoing, at the discretion of the Committee, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company’s obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its discretion. Stock appreciation rights may, in the discretion of the Committee, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

     9. Exercise and Cancellation of Options Upon Termination of Employment or Death. Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee of the Company or any subsidiary of the Company, the option of such holder shall terminate upon the date which is the earlier of (i) three months after such termination of employment or (ii) the expiration date specified in such option. If the termination of employment is due to retirement (as defined by the Board or, if so designated, the Committee, in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder’s retirement. If the termination of employment is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment with the Company or any subsidiary of the Company. If the termination of employment is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder’s death. For all purposes of the Plan, an approved leave of absence (for an ISO as defined under the Code or Regulations) shall not constitute interruption or termination of employment. Notwithstanding anything to the contrary herein, if the employment of an Employee’s employment hereunder is for “cause” as determined in good faith by the Board of Directors, then all options held by such terminated Employee shall be deemed cancelled and terminated in full on the date of termination. For purposes hereof, the term “cause” shall mean any of the following: (i) a violation of an Company policy regarding insider trading or other violations related to the state or federal securities laws or regulations; (ii) any act of fraud or dishonesty related to the Employee’s employment; (iii) a violation of any Company policy or federal or state law or regulation related to sexual or racial or age discrimination or sexual or racial harassment; or (iv) conviction by the court of law of a felony, whether or not related to the Employee’s employment.

     Nothing contained herein or in any option agreement shall be construed to confer on any option holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogate from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to lay off or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.

     10. Non-transferability of Options. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

     11. (a) Adjustments Upon Changes in Capitalization. If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company’s shareholders consisting of property other than shares of Common Stock of the Company or its successors and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board or, if so designated, by the Committee, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

     (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

     12. (a) General Restrictions. No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

     (b) The Board or, if so designated, the Committee, may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

     13. (a) Restrictions on Transfers of Shares; Repurchase by the Company. Without the prior written consent of the Company, the individual exercising an option hereunder shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares acquired upon the exercise of options hereunder or any interest in any such Shares within seven (7) months following the date of such exercise. In the event that during the first six (6) months of such period the option holder shall, for any reason (other than death), cease to be an Employee of the Company or its subsidiaries, then forthwith upon the occurrence of such event, the Company shall have the right for the duration of such seven month period to repurchase from the option holder, and upon the exercise of such right, the option holder shall be required to sell to the Company, all such Shares owned by him which are then subject to restriction under this subparagraph 13(a) for a price equal to the aggregate exercise price paid for such Shares. The Company may exercise its right to repurchase Shares by mailing a notice of exercise to the option holder prior to the expiration of the Company’s repurchase right. In the event the Company repurchases such Shares, the certificate or certificates evidencing such Shares shall forthwith be delivered to the Company against receipt from the Company of full payment of the foregoing exercise price therefor.

     (b) The certificate or certificates delivered to individuals who exercise options hereunder to evidence shares acquired upon any exercise of an option (as provided in Paragraph 7 hereof) shall bear, in addition to any restrictive legend required by subparagraph 12(b) hereof, a legend summarizing the restrictions set forth in subparagraph (a) of this Paragraph 13.

     (c) In the event of the death of an option holder, all restrictions set forth in subparagraph (a) and provided for in subparagraph (b) of this paragraph shall terminate forthwith with respect to any and all Shares owned by such holder at the date of his death, but neither the termination of such restrictions upon the death of the holder nor any lapse of restrictions upon the expiration of any period specified in subparagraph 13(a) hereof shall affect the obligations of the holder (or his executor or administrator) to comply with the requirements of subparagraph 12(b) in connection with any sale or other disposition of any such shares.

     (d) Anything in the Plan to the contrary notwithstanding, the Board or, if so designated, the Committee shall have the power, in its discretion, to lessen or eliminate the period of time during which the transfer of a holder’s Shares is restricted under, and/or to eliminate or modify in the holder’s favor the Company’s right to repurchase shares pursuant to, this Paragraph 13, whether before or after any option is granted or exercised hereunder.

     14. Exchange of Options. The Board, or if so designated, the Committee, shall have the right to grant options hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate all or a portion of another option or options previously granted under the Plan. The Shares that had been issuable pursuant to the exercise of the Option terminated in the exchange of options shall, upon such termination, again become available for issuance pursuant to the exercise of options under the Plan.

     15. Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

     16. Submission for Shareholder Approval.The Plan shall be submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New York Business Corporation Law as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval shall not be exercisable unless and until such approval is obtained. If such approval is not obtained on or before a date which is one year after the date of approval by the Board of Directors, which date of approval is January 5, 2004 and any options granted hereunder shall be terminated and of no effect.

     17. Governing Law.The terms and conditions of this Plan and all options granted hereunder shall be governed by the laws of the State of New York.

APPENDIX E

DOCUMENT SECURITY SYSTEMS

2004 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

Approved by the Board of Directors on January 5, 2004

1.      PURPOSE

     The purpose of the 2004 Non-Executive Director Stock Option Plan (the “2004 Non-Executive Director Plan”) is to provide a means by which (i) each Director of DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), who is not otherwise a full-time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a “Non-Executive Director”) and (ii) each person appointed as a member of any Advisory Board established or maintained by the Company who is not otherwise an employee of the Company or any subsidiary of the Company or an Outside Director (each such person being hereinafter referred to as an “Advisor”) will be given an opportunity to purchase Common Stock, $.02 par value per share, of the Company (“Common Stock”). The Company, by means of the 2004 Non-Executive Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and as Advisors on the Company’s various Advisory Boards, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.      ADMINISTRATION

     (a)      The 2004 Non-Executive Director Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”) which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the 2004 Non-Executive Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

     (b)      Grant of options under the 2004 Non-Executive Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the 2004 Non-Executive Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the 2004 Non-Executive Director Plan. A majority of the Committee’s members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.      SHARES SUBJECT TO THE PLAN

     There shall be reserved for issuance under the 2004 Non-Executive Director Plan an aggregate of 100,000 shares of Common Stock that may be acquired pursuant to options granted under the 2004 Non-Executive Director Plan.

     The Common Stock subject to the 2004 Non-Executive Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the 2004 Non-Executive Director Plan.

4.      ELIGIBILITY

     Options shall be granted only to (a) Non-Executive Directors serving on the Board of Directors of the Company and (b) Advisors serving on the Advisory Boards of the Company. Non-Executive Directors shall not be entitled to receive Options for serving as Advisors on Advisory Boards of the Company.

5.      NON-DISCRETIONARY GRANTS

(a)      Grants to Outside Directors

     Commencing on January 2, 2004, an Option to purchase (a) 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors (or if the director joined within one year prior to January 5, 2004, the initial grant shall be retroactive to the date of joining the Board) and (b) 5,000 shares of Common Stock shall be granted to each Non-Executive Director thereafter on January 2nd of each year; provided that any Non-Executive Director, who has not served as a director for an entire year prior to January 2nd of each year then such Non-Employee director shall receive a pro rata number of options determined as follows:

Date of Membership	Options Granted

October 1 through January 2	1,250
July 1 through September 30	2,500
April 1 through June 30	3,750
January 3 through March 30	5,000

Notwithstanding the foregoing, the grant of options to non-executive directors serving on the Board of directors prior to January 5, 2004 is hereby approved in accordance with the foregoing.

(b)      Grants to Advisors

     Commencing on January 5, 2004, an Option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each member of an Advisory Board on January 2nd of each year thereafter provided such individual has continually served as an Advisor for the 12 month period immediately preceding the date of the grant.

6.      OPTION PROVISIONS

     Each Option shall be evidenced by a written agreement (“Stock Option Agreement”) and shall contain the following terms and conditions:

     (a)      The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) five years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee’s service as a Non-Executive Director or Advisor of the Company terminates for any reason or for no reason. In the event of such termination of service the Option shall terminate (i) for Non-Executive Directors, on the earlier of the Expiration Date or the date seven (7) months following the date of termination of service as a director and (ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee’s death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services in accordance with the provisions of Subsection 7(e)of the 2004 Non-Executive Director Plan.

     (b)      The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. “Fair Market Value” of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS”), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market ("Nasdaq”), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

     (c)      The optionee may elect to make payment of the exercise price under one of the following alternatives:

     (i)      Payment of the exercise price per share in cash at the time of exercise; or

     (ii)      Payment by delivery of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

     (iii)      Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above.

     (d)      An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

     (e)      Each option granted hereunder shall become exercisable commencing on a date which is one year from the date of grant; provided, however, in the event that the Director’s services are terminated for any reason except cause or death, including, without limitation, failure to be re-elected by the Company’s shareholders or resignation by the Director as part of a plan of merger or acquisition which has been approved by the Board of Directors, then all options held by such Director shall become immediately exercisable and shall terminate on a date which is three months from the date of termination.

     (f)      All options granted under the 2004 Non-Executive Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

7.      ACCELERATION OF OPTIONS

     Notwithstanding any contrary installment period with respect to any option and unless the Board of Directors determine other wise, each outstanding option granted under the 2004 Non-Executive Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board of Directors (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any Common Stock (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company’s Securities); or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the 2004 Non-Executive Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 7 as the Board of Directors deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

8.      RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR ADVISOR

     Nothing contained in the 2004 Non-Executive Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause. Nothing contained in the 2004 Non-Executive Director Plan shall be construed as an agreement to employ any Director as an employee of the Company.

9.      NONALIENATION OF BENEFITS

     No right or benefit under the 2004 Non-Executive Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation, change in par value and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the 2004 Non-Executive Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

11.      TERMINATION AND AMENDMENT

     Unless the 2004 Non-Executive Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the 2004 Non-Executive Director Plan after a date which is ten years from the date of adoption of the 2004 Non-Executive Director Plan by the Board of Directors. The Board may at any time amend, alter, suspend or terminate the 2004 Non-Executive Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the 2004 Non-Executive Director Plan; (ii) extend the term of the 2004 Non-Executive Director Plan; (iii) materially increase the requirements as to eligibility for participation in the 2004 Non-Executive Director Plan; or (iv) materially increase the benefits accruing to participants under the 2004 Non-Executive Director Plan. No termination, modification or amendment of the 2004 Non-Executive Director Plan or any outstanding Stock Option Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

12.      EFFECTIVENESS OF THE 2004 Non-Executive Director Plan

     The 2004 Non-Executive Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the 2004 Non-Executive Director Plan prior to such approval shall be expressly subject to the condition that the 2004 Non-Executive Director Plan shall have been so approved. Unless the 2004 Non-Executive Director Plan shall be so approved, the 2004 Non-Executive Director Plan and all options theretofore made thereunder shall be and become null and void.

13.      GOVERNMENT AND OTHER REGULATIONS

     The obligation of the Company with respect to options shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

     It is the Company’s intent that the 2004 Non-Executive Director Plan comply in all respects with Rule 16b-3 of the Securities and Exchange Act (as amended from time to time), Section 422 of the Internal Revenue Code and any regulations promulgated thereunder. If any provision of the 2004 Non-Executive Director Plan is later found not to be in compliance with said laws and regulations, the provisions shall be deemed null and void. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the 2004 Non-Executive Director Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service or Securities and Exchange Commission which may or has an effect upon the provisions of the 2004 Non-Executive Director Plan.

14.      GOVERNING LAW

The 2004 Non-Executive Director Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Certified by Secretary of the Company. The Secretary of the Company hereby certifies that the 2004 Non-Executive Director Plan was adopted by the following actions:

Date of Adoption by the Board of Directors:	January 5, 2004

Date of Adoption by Shareholders:	_________________________________

_________________________________
Thomas Wicker, Secretary

APPENDIX F

CODE OF ETHICS AND CONDUCT
FOR
DOCUMENT SECURITY SYSTEMS, INC.

     Adopted by the Board of Directors of Document Security Systems, Inc., a New York corporation (“DSS”), on January 5, 2004.

     Documents Security Systems, Inc. and its subsidiaries are committed to fostering an environment throughout our organization that supports and reinforces our commitment to the highest ethical standards. Each of us has a singular duty to DSS to engage in business conduct consistent with the highest legal, moral and ethical standards. To that end, we have adopted this Code of Ethics. This Code of Ethics applies to our Board of Directors, executive officers and employees alike. Any waiver of the Code for directors or executive officers must be approved by the Audit Committee of DSS’s Board of Directors and will be promptly disclosed to our shareholders.

     We make business decisions every day at all levels of our organization. We are accountable for making good decisions and for the outcomes those decisions produce. This Code of Ethics establishes guidelines and standards for how we conduct business and make business decisions. We apply these guidelines and standards in both letter and spirit. Where the letter of the Code is not specific, the spirit of the Code will prevail. Experience and good business judgment must be applied when following the Code. By the same token, the Code is not a substitute for legal advice and cannot cover all possible situations. If you have any questions concerning the Code of Ethics or its application in a particular instance, you should consult with a member of senior management or our outside legal counsel.

     The Code’s guidelines and standards are intended to provide a foundation that will help us:

     •      maintain a strong ethical climate;

     •      provide clear channels of communication for employees and clients; and

     •      promote ethical decision making at all levels within the organization.

Each DSS employee must abide by our Code of Ethics. Adherence to the Code of Ethics is a condition of employment. Violators are subject to disciplinary action, up to and including dismissal from the Company for cause and criminal prosecution.

1.	Introduction to and Administration of the DSS Code of Ethics and Conduct

1.1      Introduction. DSS has adopted this Code of Ethics and Conduct (the “Code”) to advise all DSS Employees of the ethical and legal standards that we expect you to observe when dealing with DSS, your DSS colleagues, our customers and our vendors. When you encounter ethical or legal issues where you are not certain about the correct course of action, you should apply the principles described in this Code as guideposts in deciding how to proceed. We have adopted this Code to give you guidance for resolving these questions. When you are in doubt about the correct or best course of action, you should always consider consulting your manager or our Chief Financial Officer or Human Resources director for guidance. DSS expects all DSS Employees to adhere to this Code and to comply with all legal requirements. Accordingly, we have established a procedure for reporting suspected violations of the Code. Any violations of the Code may result in disciplinary action, including termination of employment. These matters are described in more detail below. Throughout this Code, we use the terms “DSS Employees”, “you” and “your” to refer to all DSS employees, directors and independent contractors, and the terms “DSS”, the “company”, “we” and “our” to refer to DSS and its subsidiaries.

1.2     Administration

     1.2.1      Ongoing Review of Compliance. We require all DSS Employees to comply with this Code. Upon your receipt of this Code, and also from time to time as we deem to be necessary, we may require you to sign an acknowledgment that you have read and understood this Code and agree to comply with its provisions. We reserve the right to monitor the ongoing compliance by any or all DSS Employees with this Code and to investigate any suspected violations. If substantiated, these violations could result in disciplinary action, including immediate termination of employment.

     1.2.2       Reporting of Suspected Violations. All DSS Employees are to report information about suspected violations of this Code by any other DSS Employee, regardless of the identity or position of the person who is the subject of such report, to the attention of our Chief Financial Officer, Human Resources director or the Audit Committee of the Board of Directors. If you suspect improper accounting or auditing matters, you should bring such information to the attention of our Chief Financial Officer or a member of our Audit Committee. To contact our Audit Committee or to submit a report to them, please contact Audit Committee Chairman. With respect to any suspected violation, you may make an anonymous report through the Assistant to the President.

     DSS will treat all information in a confidential manner and will not take any acts of retribution or retaliation against any DSS Employee for making a report. As the failure to report wrongful conduct may be interpreted as condoning such actions, the failure to report knowledge of wrongdoing may result in disciplinary action against any DSS Employee who fails to report.

     1.2.3      Non-Retaliation. Retaliation in any form against an DSS Employee who reports a violation of this Code (even if the report is mistaken but was submitted in good faith) or who assists in the investigation of a reported violation is a serious violation of this Code. Acts of retaliation should be reported immediately and may result in severe disciplinary action.

     1.2.4       Investigation of Suspected Violations. Suspected violations will be investigated under the supervision of our Chief Financial Officer, Human Resources director or Audit Committee as deemed appropriate. All DSS Employee’s are expected to cooperate in the investigation of reported violations. In order to protect the privacy of persons involved in investigations, persons investigating a suspected violation will use their best efforts to keep confidential, the identity of anyone reporting a suspected violation or participating in an investigation, unless disclosure is required by law or is otherwise in the company’s best interests. Persons involved in an investigation are obliged to act in the best interests of DSS as a company and not on behalf of any DSS Employee, including executive officers. Our Board of Directors has ultimate responsibility for final interpretation of this Code and for determining whether any violations of this Code have occurred.

     1.2.5      Disciplinary Action. If we determine, in our good faith discretion, that any DSS Employee has violated any provision of this Code, such DSS Employee may be subject to disciplinary action, including termination of employment, without prior warning.

     1.2.6      Amendments to this Code; Disclaimers. This Code may be revised, changed or amended at any time by our Board of Directors. Following any material revisions or updates, an amended version of this Code will be distributed to you, and will immediately supercede the prior version of this Code. We may ask you to sign an acknowledgment confirming that you have read and understood the revised version of the Code, and that you agree to comply with its provisions. This Code reflects general principles to assist DSS Employees in making ethical decisions and cannot, and is not intended to, address every specific situation in which we may find it appropriate to take disciplinary action. This Code is not intended to create any contract (express or implied) with you, including without limitation any employment contract, and is not a promise that your employment will be not terminated except for cause.

     1.2.7       Special Provisions Applicable to DSS Employees with Financial Reporting Obligations. Given the important position of trust and authority that they occupy, our Chief Executive Officer, Chief Financial Officer, the heads of our subsidiaries and operating divisions and DSS Employees involved in the Company’s financial reporting function (collectively, the “Financial Reporting Personnel”) should use the utmost of discretion and caution in interpreting and applying this Code. In the event that any Financial Reporting Personnel wishes to engage in a proposed action that is not consistent with the Code, such person must obtain a waiver of the relevant Code provisions in advance from our Audit Committee. U.S. federal law requires DSS to make public disclosure of our Financial Reporting Personnel’s compliance with the Code. Therefore, we will publicly report on a Current Report on Form 8-K any waivers of any provision of the Code granted by our Board of Directors to any Financial Reporting Personnel. Similarly, violations of the Code by our Financial Reporting Personnel may also be immediately reported on Form 8-K. Additional provisions of this Code pertaining solely to Financial Reporting Personnel are set forth in Section 5.

2.	Conflicts of Interest

2.1       Generally . All DSS Employees have a duty of loyalty to act in the best interests of the company. The business decisions and actions of DSS Employees must never be influenced by personal considerations or personal relationships. DSS Employees should avoid any relationship or activity that might impair, or appear to impair, their ability to make objective and fair business decisions. Generally, a conflict of interest arises whenever your personal interests diverge from your responsibilities to DSS or from DSS’s best interests. For example, a conflict of interest may occur when family members or close personal friends are involved in business relationships with you, either inside or outside the company. Other examples of potential conflicts of interest include, but are not limited to:

employment by an actual or potential competitor, customer, vendor or regulator while you are employed by DSS;

acceptance of gifts, payments, products or anything of value from anyone seeking to do business with DSS;

placement of DSS business with an entity in which you or a family member has a financial interest;

appropriating or diverting to yourself or others any business opportunity or idea in which DSS might have an interest; and

a significant ownership interest in a DSS competitor.

     In such situations, or where even the appearance of a conflict of interest may exist, seek guidance from your manager or our Human Resources Director.

2.2       Use of Company Assets. You are responsible for the proper use of DSS’s assets and property, as well as its proprietary information. Our offices, equipment, supplies and other resources may not be used for activities which are not related to your employment with DSS, except for any activities that have been approved in writing in advance by us, or for personal usage that is minor in amount and reasonable. If you are found to be engaging in, or attempting, theft of any DSS property, including without limitation, documents, equipment, intellectual property, personal property of other employees, you may be subject to immediate termination of your employment and we reserve the right to refer the matter for criminal proceedings. We expect you to report any theft or attempted theft to your manager or our Human Resources director.

     Proprietary marks, slogans, logos or other devices used to identify DSS and its proprietary products and technologies are important and valuable assets which require discretion in their use. You may not negotiate or enter into any agreement concerning DSS’s trademarks, service marks or logos without first consulting an authorized officer of the Company. We also respect the intellectual property rights of others, and any proposed name of a new product or offering intended to be sold or provided to customers should be submitted to the appropriate authorized officer for clearance prior to its adoption and use. Similarly, using the trademark or service mark of another company for marketing purposes (even one with whom DSS has a business relationship), requires clearance or approval. You must avoid the unauthorized use of copyrighted or patented materials of others and should ask an authorized officer if you have any questions regarding the permissibility of photocopying, excerpting, electronically copying or otherwise using copyrighted or patented materials. All copies of work that is authorized to be made available for ultimate distribution to the public should bear the prescribed form of copyright notice.

2.3      Gifts, Gratuities and Entertainment. You may not offer money, gifts or other items or products of value to customers or potential customers for the purpose of securing a contract or obtaining favorable treatment. Business-connected favors or gifts may not be extended to customers or vendors (current or prospective), unless they (a) are consistent with customary business practices; (b) do not have substantial monetary value and would not be viewed as improper by others; and (c) do not violate applicable laws or regulations. Business entertainment in the form of meals and beverages or other entertainment may be offered only if these activities and related expenses are modest and infrequent.

     You should decline any gift, favor, entertainment or anything else of value from current or prospective customers, vendors or contractors or their representatives except for (a) gifts that do not have substantial monetary value given at holidays or other special occasions and (b) reasonable entertainment at lunch, dinner or business meetings where the return of the expenditure on a reciprocal basis is likely to occur and would be properly chargeable as a business expense. Other routine entertainment that is business-related such as sports outings or cultural events is acceptable under this policy only if reasonable, customary and not excessive. If you question the propriety of any gift, consult with your manager or our Chief Financial Officer.

3.	Laws and Regulations

3.1      Generally. All DSS Employees are to comply with all applicable local, state and federal laws and regulations, both domestic and international, and refrain from illegal, dishonest or unethical conduct. Although laws and regulations may sometimes be difficult to interpret, we expect you to make a good-faith effort to follow both the letter and the spirit of the law. You must consult your manager or our Human Resources director if you are uncertain as to whether a specific act or omission is legal. In addition, all DSS Employees are to comply with all applicable DSS policies and procedures. This includes, but is not limited to, our policies on equal opportunity, harassment, drug-free workplace, computer usage and information technology, data protection, expense reimbursement and travel, as well as our internal financial controls and procedures. We may modify or update these policies and procedures in the future, and adopt new company policies and procedures from time to time. You must ensure that you remain aware of all such changes to these policies. You are also expected to observe the terms of any Non-Disclosure, Non-Solicitation or Non-Compete Agreement, Employment Agreement or other similar agreement that applies to you. If you previously signed one of these agreements with DSS, it remains in full force and effect.

3.2      Bribes. Bribery is illegal and subject to criminal penalties. You may not give any bribes, kickbacks or other similar considerations to any person or organization to attract business. All decisions regarding the purchasing of materials, supplies, products and services must be made on the basis of competitive price, quality and performance, and in a way that preserves DSS’s integrity. Fees, commissions or other amounts paid to outside consultants, agents or other third parties must be fully disclosed to our Chief Financial Officer or Controller, and must be legal, proper and reasonable.

3.3       International Operations. You are expected to comply with the legal requirements and ethical standards of each country in which you conduct DSS business, as well as with all U.S. laws applicable in other countries. The U.S. Foreign Corrupt Practices Act (FCPA) applies to business transactions both inside the United States and in other countries. Its requirements relate to accurate and complete financial recording, transactions with foreign government officials and restrictions on the use of funds for unlawful or improper purposes. The FCPA makes illegal any corrupt offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of:

     Influencing any act, or failure to act, in the official capacity of that foreign official or party; or

     Inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

     Because violation of the FCPA can bring severe penalties, including criminal fines for the company and individuals and jail terms, it is essential that you become familiar with the FCPA’s requirements if you are living or working in a foreign country. Other statutes that may affect our international operations include, but are not limited to, the Anti-Bribery and Fair Competition Act and the Export Administration Act. All supervisory personnel are expected to monitor continued compliance with these laws to ensure our compliance. If you have any questions regarding these legal requirements, please contact your manager or our Chief Financial Officer.

3.4      Political Activity. You should not make political contributions in a way that might appear to be an endorsement or contribution by DSS. We will not reimburse you for political contributions under any circumstances.

3.5       Antitrust Considerations. Antitrust laws prohibit agreements or actions that restrain trade or reduce competition. Violation of antitrust laws can result in severe civil and criminal penalties, including imprisonment for individuals, and DSS can be subjected to substantial fines and monetary awards. DSS as a company avoids conduct that may even appear to be questionable under antitrust laws and expects all DSS Employees to carry out company business consistent with this policy. In all contacts with our competitors, you are expected to avoid discussing prices, costs, competition, market share, marketing plans or studies, and any other proprietary or confidential information. Examples of agreements or arrangements with competitors which should therefore be avoided include: (a) Agreements that affect the price or other terms or conditions of sale; (b) Agreements regarding the customer to whom DSS will, or will not, sell its products; (c) Agreements to refuse to buy from particular vendors; and (d) Agreements that limit the types of products which DSS will provide. Furthermore, DSS cannot coerce customers into complying with restrictive arrangements. Therefore, you should not negotiate agreements with customers without the approval of an authorized company officer which (a) require or prohibit customers from purchasing all of their requirements from DSS or other companies or (b) require customers to buy one DSS product as a condition of obtaining another. In all cases where there is question or doubt about a particular activity or practice, DSS Employees should promptly contact our Chief Financial Officer or the Human Resources director.

3.6       Securities Laws and Insider Trading. DSS is a publicly-traded company – meaning that our securities are sold in the public marketplace. We files reports with the Securities and Exchange Commission. As an employee of DSS you are subject to DSS’s policy against insider trading. Simply stated, material, non-public information is not to be used for personal gain, and you should not trade in DSS stock when you possess such information. If you have any question regarding whether it is appropriate to engage in any transaction, contact the Chief Financial Officer.

     The U.S. securities laws forbid an investor from purchasing or selling securities based upon “inside” information not available to the other party. The consequences of insider trading violations can be severe. DSS Employees who trade on inside information, or who communicate (or “tip”) this information to others so that they may trade, may face substantial civil penalties, criminal fines and imprisonment. Additionally, DSS may also face severe legal consequences, including, among other things, substantial criminal penalties.

     DSS Employees who have material, nonpublic (i.e., “inside”) information about the company should not buy or sell DSS securities until a reasonable time after the inside information has been publicly disclosed. You also should not disclose inside information to others outside DSS until a reasonable time after the information has been publicly disclosed. In addition, it is never appropriate for you to advise others to buy or sell DSS securities. We further believe that it is highly inappropriate for any DSS person to “sell short” DSS stock or engage in other transactions where the person will earn a profit based on a decline in DSS’s stock price. These rules also apply to the use of material, nonpublic information about other companies (including, for example, our customers, competitors and potential business partners). In addition to you, these rules apply to your spouse, children, parents and siblings, as well as any other family members living with you in your household.

3.7       Government Contracting. DSS frequently does business with federal, state or local government agencies in the United States and in other countries. All DSS Employees engaged in business with these government entities must comply with specific rules and regulations concerning relations with these entities. Important considerations for doing business with government entities include:

     Not offering or accepting kickbacks, bribes, gifts, or anything else of value with the intent of obtaining favorable treatment from the recipient (note that a gift that is customary in the private sector may be impermissible to a government entity); and

     Not improperly soliciting or obtaining confidential information, such as sealed competitors' bids, from government officials prior to the award of a contract.

3.8       Retention of Documents. Certain documents and records must be retained for specific periods of time to comply with legal and regulatory requirements or contractual obligations. You are to comply with all document retention requirements applicable to your work. If you are uncertain whether the documents or records you are handling are subject to these requirements, please consult with your manager or our Chief Financial Officer. If at any time you become aware that any document or record may be required to be disclosed in connection with a lawsuit or government investigation, you must preserve all possibly relevant documents. This means that you must immediately cease disposing of or altering all potentially relevant documents, even if that activity is ordinary or routine. If you are uncertain whether documents or records under your control should be preserved because they might relate to a lawsuit or investigation, you should contact your manager or our Chief Financial Officer.

Confidentiality

4.1       DSS Confidential Information. You will often have access to information that is confidential and proprietary to DSS, has not been made public and constitutes trade secrets or proprietary information. Protection of this information is critical to our success. Your obligations with respect to our confidential trade secrets and proprietary information are:

     Not to disclose the information outside of DSS;

     Not to use the information for any purpose except to benefit DSS’s business; and

Not to disclose the information within DSS, except to other DSS Employees who need to know, or use, the information and are aware that it constitutes a trade secret or proprietary information.

     These obligations continue even after you leave DSS. If you have previously signed a Non-Disclosure Agreement, Employment Agreement or other similar agreement that governs your obligations with respect to our information, you must also follow such agreements. Any documents, papers or records that contain trade secrets or proprietary information are our property, and must remain at the company. Our confidential trade secrets and proprietary information may include, information regarding our operations, business plans, customers, strategies, trade secrets, finances, assets, technology, data or other information that reveals the processes, methodologies, technology or “know how” by which our existing or future products, services or methods of operation are developed or conducted.

4.2       Confidential Information of Third Parties. In the normal course of business, you will acquire information about others, including customers, vendors and competitors. We properly gather this kind of information for such purposes as evaluating customers’ business needs, determining requirements and evaluating vendors. We also collect information on competitors from a variety of legitimate sources to evaluate the relative merits of our products and marketing methods. You may not use information obtained from our customers or vendors in any way that harms them or violates contractual obligations to them. When working with sensitive information about customers or vendors, you should use that information only for the purposes for which it was disclosed to you and make it available only to other DSS Employees with a legitimate “need to know”.

4.3       Inadvertent Disclosure. In order to avoid the inadvertent disclosure of any confidential information, you should never discuss with any unauthorized person (whether or not an DSS Employee) any information that DSS considers confidential or which we have not made public. You should also not discuss this information with family members or with friends, as they may unintentionally pass the information on to someone else.

4.4       Contacts with Reporters, Analysts and Other Media. Because of the importance of the legal requirements regarding disclosure of certain information to our investors, we must ensure the accuracy of any information regarding our business, financial condition or operating results that is released to the public. As a result, you should not discuss internal DSS matters with anyone outside of DSS, except as clearly required in the performance of your job duties. This prohibition applies particularly to inquiries about DSS made by the news media, securities analysts and investors. All responses to these inquiries must be made only by the following authorized persons: our Chief Executive Officer, Chief Financial Officer or any individuals specifically designated by them. Only these individuals are authorized to discuss information about DSS with the news media, securities analysts and investors. If you receive inquiries from these sources, you should immediately refer them to one of these authorized spokespersons.

5.	Duties of Financial Reporting Personnel; Accounting and Financial Records and Disclosure

5.1      General. DSS has a responsibility to maintain complete, accurate and reliable records of our business and must comply with various disclosure requirements imposed by the United States Securities and Exchange Commission and by any exchange on which its securities are listed for trading. DSS’s executive officers, the heads of DSS’s subsidiaries and operating divisions and members of DSS’s finance department have a special role in the preparation of these reports. To satisfy these requirements, DSS has implemented procedures to ensure that only proper transactions are entered into by the Company, that such transactions have proper management approval, that such transactions are properly accounted for in the books and records of the Company and that the reports and financial statements of the Company fairly and accurately reflect such transactions. All DSS Financial Reporting Personnel are to familiarize themselves with these policies, accounting controls, procedures and records and comply with these requirements. Ultimately, DSS’s Financial Reporting Personnel bear significant responsibility for the accuracy and timeliness of disclosures in reports and documents DSS files with or submits to the Securities and Exchange Commission and in other public communications.

     Due to these considerations, DSS’s Financial Reporting Personnel bear a special responsibility for promoting integrity throughout the organization, with responsibilities to stakeholders both inside and outside of DSS. These particular persons have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the company as a whole that ensures the fair and timely reporting of DSS’s financial results and condition. Each DSS Financial Reporting Personnel agrees to:

Provide information that is accurate, complete, objective, relevant, timely and understandable to ensure full, fair, accurate, timely, and understandable disclosure in reports and documents that DSS files with, or submits to, government agencies and in other public communications.

Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one’s independent judgment to be subordinated.

Respect the confidentiality of information acquired in the course of work except when authorized or otherwise legally obligated to disclose.

Promptly report to the Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of this Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

5.2       Disclosures to Investors; Financial Reporting Considerations. DSS is required under U.S. federal securities laws to provide the public with periodic disclosure regarding our business and financial condition (such as quarterly and annual reports and materials for our annual stockholders' meeting). We provide additional disclosures to the public through quarterly earnings releases and other press releases. All DSS Employees who participate in the preparation or dissemination of this information, or who provide information that they know may be used in the preparation of these disclosures, have a legal and ethical duty to ensure that the content of the disclosures is accurate, complete and timely. We have created disclosure controls and procedures which are designed to ensure that all public disclosures are accurate, complete and timely.

     To administer these controls and procedures, DSS has established a Disclosure Committee that reports to the Chief Executive Officer and Chief Financial Officer. The Disclosure Committee is (or certain of its members are), among other things, charged with reviewing DSS’s periodic reports and press releases. It is the responsibility of the Committee to ensure that it has reviewed and disseminated all material information about the Company that, by law, should be disseminated. You may be asked to serve on this Committee or to assist the Disclosure Committee in reviewing certain materials in connection with it’s responsibilities. If you do so, you must accomplish this faithfully and in accordance with all the Committee’s policies. You should report to the Disclosure Committee all information that it needs to fulfill its duties.

5.3       Accounting and Financial Records. DSS is required under U.S. federal securities laws and generally accepted accounting principles to keep books, records and accounts that accurately reflect all transactions and to provide an adequate system of internal accounting and controls. We expect you to ensure that those portions of our books, records and accounts for which you have responsibility are valid, complete, accurate and supported by appropriate documentation in verifiable form.

     You should not:

     Improperly accelerate or defer expenses or revenues to achieve financial results or goals;

     Maintain any undisclosed or unrecorded funds or “off the book” assets;

     Establish or maintain improper, misleading, incomplete or fraudulent accounting documentation or financial reporting;

     Record revenue for any project that has not fully complied with DSS’s revenue recognition guidelines;

     Make any payment for purposes other than those described in the documents supporting the payment;

     Submit or approve any expense report where you know or suspect that any portion of the underlying expenses were not incurred or are not accurate; or

     Sign any documents believed to be inaccurate or untruthful.

     All DSS Employees who exercise supervisory duties over DSS’s assets or records are expected to establish and implement appropriate internal controls over all areas of their responsibility. This will help ensure the safeguarding of DSS’s assets and the accuracy of our financial records and reports. We have adopted various types of internal controls and procedures as required to meet internal needs and applicable laws and regulations. You are to adhere to these controls and procedures to assure the complete and accurate recording of all transactions. Any accounting entries or adjustments that materially depart from generally accepted accounting principles must be approved by our Audit Committee and reported to our independent auditors. You must not interfere with or seek to improperly influence (directly or indirectly) the review or auditing of our financial records by our Audit Committee or independent auditors.

     If you become aware of any questionable transaction or accounting practice concerning DSS or our assets, we expect you to report the matter immediately to our Chief Financial Officer or to a member of our Audit Committee. In addition, we expect you to report all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other DSS relationships with unconsolidated entities or other persons that may have material current or future effects on our financial condition or results of operations to our Chief Financial Officer or to a member of our Audit Committee.

5.5       Confidentiality Considerations; Securities Law Compliance. All Financial Reporting Personnel will have special access to DSS’s confidential financial information. This may include non-public reports and analyses, pro-forma financial statements and other draft or preliminary financial information. DSS’s Financial Reporting Personnel should (i) never disclose this information to individuals outside the Company and (ii) caution individuals within the Company to whom you provide such information to carefully maintain its confidentiality and prevent its disclosure. DSS’s Financial Reporting Personnel must also apply the utmost consideration to transactions involving DSS securities in light of their possession to confidential financial information. Financial Reporting Personnel are therefore expected to notify our Chief Financial Officer prior to engaging in any transactions involving DSS securities in order to ensure compliance with all securities laws and regulations. Similarly, DSS imposes periodic blackout periods during which Financial Reporting Personnel may not engage in transactions involving DSS securities. All Financial Reporting Personnel should notify our Chief Financial Officer before purchasing or selling any DSS securities in order to obtain clearance from the Chief Financial Officer that the proposed transaction complies with all securities laws and regulations and DSS policies.

6.      Our Responsibilities to Each Other

6.1      Dignity and Respect. One of DSS’s goals is to attract and retain outstanding employees who will consistently contribute to the ongoing success of our organization. Each DSS employee brings a unique background and set of skills to his or her position. It is this background and skill set that helped you attain your position at DSS. DSS values the perspective, initiative and creativity of each of its employees. As a DSS employee, DSS will treat you with dignity and respect. Similarly, DSS expects that employees will treat each other with dignity and respect.

6.2      Discrimination.Discriminating against any employee or person with whom DSS does business on the basis of factors such as age, race, color, religion, gender, national origin, disability, or other legally protected status is a violation of our Code and is not permitted.

6.3      Workplace Harassment and Violence.Workplace harassment and violence are unacceptable and will not be tolerated. Conduct that creates an unwelcome or uncomfortable situation or hostile work environment, including but not limited to unwelcome advances or requests for sexual favors, inappropriate comments, jokes, intimidation, bullying, or physical contact may be forms of workplace harassment. All DSS employees should avoid any conduct that might be interpreted by their fellow employees as harassment or a threat of violence.

6.4      Safety and Health.DSS is committed to providing its employees with a safe workplace. Each of us is responsible for observing all safety and health rules that apply to our jobs. We are all responsible for taking precautions to protect ourselves from accident, injury or any unsafe condition. Additionally, employees must promptly report unsafe or unhealthy conditions to their supervisors so that DSS can take immediate steps to correct those conditions.

6.5      Alcohol/Substance Abuse.DSS is a drug free workplace. We are committed to maintaining a work environment free from all forms of alcohol and drug abuse. The safety of all employees is compromised if even one employee reports to work while impaired from the use of alcohol or drugs. The use, possession, or distribution of unauthorized drugs or alcohol while on DSS’s premises or on company time is not permitted. Additionally, an employee who engages in this conduct may be subject to criminal prosecution. All employees are encouraged to seek treatment for alcohol or drug abuse problems.

DOCUMENT SECURITY SYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS
December 17, 2004

PROXY

     The undersigned hereby appoints Patrick White and Thomas Wicker. and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on December 17, 2004 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

     I.      Election of Directors

     Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

FOR all Nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

Patrick White	Thomas Wicker	Timothy Ashman

Alan Harrison	Robert B. Fagenson	Ira Greenstein

     II.      Proposal to Adopt the 2004 Employee Stock Option Plan which reserves for issuance 200,000 shares of Common Stock and all options granted to date as described in the Proxy Statement.

           For               Against           Abstain

     III.      Proposal to Adopt the Non-Executive Director Stock Option Plan and all options granted to date as described in the Proxy Statement.

           For               Against           Abstain

     AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated as of November 11, 2004, receipt of which is hereby acknowledged.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

     Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SIX DIRECTORS; (ii) THE PROPOSAL TO ADOPT THE 2004 EMPLOYEE STOCK OPTION PLAN; AND (iii) THE ADOPTION OF THE NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Dated: ______________________, 2004

 _______________________________
Signature

_______________________________
Print Name

(Please date and sign exactly as accounts.
Each joint owner should sign. Executors,
administrators, trustees, etc. should also
so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.